Equity Plans and Related Equity Activity - Summary of Restricted Stock Activity (Detail) (Restricted Stock [Member], USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 30, 2012
Restricted Stock [Member]
Restricted shares:
Restricted stock units outstanding Beginning Balance	475
Granted, Share
Vested, Share	(190)
Forfeited, Share	(84)
Restricted stock units outstanding Ending Balance	201
Restricted stock units, Weighted-Average Grant Date Fair Value per Share
Restricted stock units outstanding, Weighted-Average Grant Date Fair Value per Share, Beginning Balance	$ 1.69
Granted, Weighted Average Grant Date Fair Value Per Share
Vested, Weighted Average Grant Date Fair Value Per Share	$ 1.68
Forfeited, Weighted Average Grant Date Fair Value	$ 1.68
Restricted stock units outstanding, Weighted-Average Grant Date Fair Value per Share, Ending Balance	$ 1.64